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ANDERSEN ANDERSEN & STRONG, L.C.                          941 East 3300 South, Suite 202
Certified Public Accountants and Business Consultants        Salt Lake City, Utah, 84106
Member SEC Practice Section of the AIPCA                          Telephone 801-486-0096
                                                                        Fax 801-486-0098
                                                              E-mail KAndersen @ msn.com

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                                                                   Exhibit 10(i)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


CIGAR KING CORPORATION


We hereby consent to the use of our report dated May 27, 1999, in the registration statement of Cigar King Corporation filed in form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.



                                            /s/ L. REX ANDERSEN
                                    ANDERSEN ANDERSEN & STRONG, L.C.


Salt Lake City, Utah

May 27, 1999







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